Creating a Premier Midwest Community Bank David T. Provost Chief Executive Officer Thomas C. Shafer Vice Chairman, Chief Executive Officer of Chemical Bank Dennis Klaeser Chief Financial Officer September 20, 2017 7th Annual Stephens Bank CEO Forum

This presentation and the accompanying presentation by management contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," “focus,” "continue," "estimates," "expects," "forecasts," "future," "intends," "is likely," "opinion," "opportunity," "plans," "potential," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. These statements include, among others, statements related to loan pipeline and portfolio projections, expectations around future growth, including organic and acquisitive growth plans, and plans to hire additional commercial lenders, bankers and other support staff, the impact of our restructuring efforts, including the expected pre-tax charges and annualized cost savings related to such efforts, our focus on realizing operating and business synergies related to our merger with Talmer, and our focus, in 2018, on increasing our proportion of loans sold to enhance the run rate on mortgage banking fee income. All statements referencing future time periods are forward-looking. Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. Forward-looking statements are based upon current beliefs and expectations and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Risk factors including, without limitation: • Chemical’s ability to attract and retain new commercial lenders and other bankers as well as key operations staff in light of competition for experienced employees in the banking industry; • Chemical’s ability to grow its deposits while reducing the number of physical branches that it operates; and • Negative reactions to the branch closures by Chemical Bank’s customers, employee and other counterparties. In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical’s Annual Report on Form 10-K for the year ended December 31, 2016. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement. Forward-Looking Statements 2

Non-GAAP Financial Measures This presentation and the accompanying presentation by management contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include Chemical’s tangible equity to tangible assets ratio, tangible book value per share, presentation of net interest income and net interest margin on a fully taxable equivalent basis, and information presented excluding significant items, including net income, diluted earnings per share, return on average assets, return on average shareholders’ equity, return on average tangible common equity, operating expenses and efficiency ratio. Chemical uses non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors’ overall understanding of Chemical’s financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical’s GAAP results. See the Supplemental Information included with this presentation for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Non-GAAP Financial Measures 2

Emphasize our strategy of being the Premier Midwest Community Bank 4 1 Demonstrated track record of organic growth2 High performing pro forma profitability should drive upside3 Realizing our ever greater potential  The largest banking company headquartered in Michigan  Scalable core strategies and disciplines  Proven organic growth initiatives  Leadership in EPS growth among peers (1)  Total Return out-performance (peers and indices) (1)  Pro Forma 1.2%+ ROAA, ROAE 8%, ROATCE(2) approaching 15%, low efficiency ratio  Delivering on projected merger benefits  Consistent EPS growth performance  Market share growth  Revenue enhancements  Concentrate on achieving cost savings and exploiting business synergy opportunities  Continue to build out and enhance risk management practices (1) Source: SNL Geographic Intelligence (2) ROATCE, excluding significant items, is a non-GAAP financial measure. Significant items include transaction expenses and loan servicing rights change in fair value. Please refer to slides 32 - 35 for a reconciliation of non-GAAP financial measures. Overview 4

 “Local” community bank  Strong belief in the community banking concept  23 identified centers of influence  Community-driven leadership, rapid local response  Emphasis on building relationships  We know our markets, what works, and what does not work  Strong credit culture  Diversification  In-depth knowledge of our customers and markets  Underwriting discipline  Low cost, stable, core funding – starts at relationship level  Expense management and control  Clean balance sheet, solid capital ratios and intense focus on effective capital deployment  Identify, hire, motivate and retain talented individuals to carry out our relationship strategies  Sustain long-term growth through combination of organic and acquisitive growth  Higher lending limits provide enhanced middle market lending growth opportunities  Opportunities for fee income growth from Wealth Management and Mortgage Banking synergies  Enhancing preparedness for future acquisitive growth opportunities in Michigan, Ohio, and Indiana Scalable Core Strategies & Disciplines Core Values 5

Companywide focus on efficient allocation of capital, enhancing efficiency, improving customer service and driving revenue growth  Seven percent reduction in total employee head count, expected to be largely completed in 3Q17  4Q17 planned consolidation of 25 branches, in addition to the 13 branches consolidated in 3Q17  Planned exiting of title insurance services and reducing resources allocated to auto lending  Expected to result in a pre-tax charge of $18 million as a result of retirement costs, severance and charges associated with disposition of branch facilities  Annualized cost savings expected to be about $20 million A portion of cost savings will be spent hiring commercial lenders, other bankers and support staff with a goal of building market share and further enhancing revenue growth Restructuring Announced Sept. 12, 2017 Core Values 6

7 Breakdown of CHFC’s Loan Growth Source: Company Documents, SNL Financial * Annualized organic loan growth $1,041 $1,583 $5,720 g g ( ) ’12 -’16 Year Loan Growth CAGR: 103% ’12 – ’16 Organic Loan Growth CAGR: 42% Av . Annual Or anic Growth ’12-’16 : 10.2% Loans @ Year End ($B) $4.2 $4.6 $5.7 $7.3 $13.0 Improving Organic Loan Growth $13.3 * $293 $480 $566 $475 $838 $283 $394 $44 $475 $1,108 $4,882 7.6% 11.5% 12.2% 8.4% 11.5% 8.7% 11.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% $0 $500 $1,000 $1,500 $2,000 $2,500 2012 2013 2014 2015 2016 1Q'17 2Q'17 Annual Organic Loan Gr o w th ( % ) $ i n M i l l i o n s Organic Acquired Annual Organic Loan Growth $13.7 $6,000 *

8 EPS Growth Translates to Outsized Shareholder Return Source: CHFC data per Company Documents, Peer data per SNL Financial; Market data as of 8/3/2017 (1) Diluted EPS, excluding significant items, is a non-GAAP financial measure. Peer Income excludes extraordinary items, non-recurring items and gains/losses on sale of securities. Please refer to slides 32 – 35 for a reconciliation of non-GAAP financial measures for CHFC calculations. (2) Peers include nationwide banks with $10 to $25 billion in total assets (3) Includes cash dividends paid to common shares Diluted EPS, excluding significant items, Growth(1) Total Shareholder Return (%)(3) (2) E P S ( $ ) D iluted E P S , excluding significant item s, Y oY G row th (% ) T o t a l S h a r e h o l d e r R e t u r n ( % ) (2) CHFC ’12-’16 Diluted EPS CAGR: 11.0% (1) (1) ’12-Aug’17 Total Return CAGR: CHFC: 20.6% Peers: 18.2% (15%) 30% 75% 120% 165% 210% Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Peer Median (143.6%) CHFC (171.7%) 171.7% 143.6%

 $18.8 billion in assets  Largest banking company headquartered and operating branches in Michigan  Operates 236 banking offices primarily in Michigan, Northeast Ohio and Northern Indiana  Local market knowledge and business development opportunities led by 23 community-based advisory boards  One of the largest trust and wealth management operations of a Michigan-headquartered bank with $4.7 billion in assets under management or custody and another $1.4 billion in assets within the Chemical Financial Advisors Program  Focused on realizing operating and business synergies from Chemical / Talmer merger and enhancing preparedness for future organic and acquisitive growth  $3.5 billion Market Capitalization(1) (1) Based upon CHFC shares outstanding of 71.1 million and the CHFC stock price of $48.86 on August 13, 2017. 9 About Chemical Financial Corporation

10 ROAA(3)(%) CHFC’s Performance Metrics Source: SNL Financial and Company Documents; CHFC GAAP from SNL Financial (1) CHFC Income excludes transaction expenses, loan servicing rights changes in fair value and gains on sales of branches. Peer income excludes extraordinary items, non-recurring items and gains/losses on sale of securities. Please refer to slides 32 - 35 for a reconciliation of non-GAAP financial measures. (2) Peers include nationwide banks with $10 to $25 billion in total assets; ratios are presented on an “adjusted” basis, see footnote 1 (3) ROAA, ROATCE and the efficiency ratio, excluding significant items, are non-GAAP financial measures. Please refer to slides 32 – 35 for a reconciliation of non-GAAP financial measures. ROATCE(3)(%) Efficiency Ratio, non-GAAP(3)(%) (2) (2) (2) Dividends per Share ($) (1) (1) 0.9% 1.0% 1.0% 1.0% 0.9% 1.1% 0.9% 0.9% 1.0% 1.1% 1.2% 1.2% 0.9% 1.1% 1.1% 1.1% 1.1% 1.0% 0.7% 0.8% 0.9% 1.0% 1.1% 1.2% 1.3% 2012 2013 2014 2015 2016 1H'17 Ann. CHFC, GAAP CHFC, adjusted Peer Median 62.7% 64.2% 65.3% 63.2% 67.2% 62.0% 60.8% 63.1% 61.6% 58.7% 54.4% 57.4% 59.5% 63.0% 61.2% 59.4% 57.5% 58.6% 50.0% 53.0% 56.0% 59.0% 62.0% 65.0% 68.0% 2012 2013 2014 2015 2016 1H'17 Ann. CHFC, GAAP CHFC, adjusted Peer Median $0.82 $0.87 $0.94 $1.00 $1.06 $1.08 $0.70 $0.80 $0.90 $1.00 $1.10 2012 2013 2014 2015 2016 1H'17 Ann. 11.2% 11.7% 10.3% 13.8% 12.2% 14.0% 11.2% 11.4% 11.2% 13.7% 13.6% 14.6% 10.9% 11.8% 11.5% 11.5% 11.4% 11.4% 8.00% 10.00% 12.00% 14.00% 16.00% 2012 2013 2014 2015 2016 1H'17 Ann. CHFC CHFC, adjusted Peer Median (1)

11 Delivering on Projected Merger Benefits Source: Company Documents (1) Taken from presentation dated 2/1/2016; presentation filed with the SEC and was utilized by CHFC’s Senior Mgmt. team during analyst / institutional investor meetings to discuss the merger. CHFC 12/31/15 figures have been adjusted to reflect the current non-GAAP methodology utilized; the variance between the non-GAAP calculations are immaterial. (2) Includes nationwide banks with total assets between $10 and $25 billion (3) ROAA, ROATCE and Efficiency Ratio, excluding significant items, and TCE/TA and P/TBV are non-GAAP financial measures. Refer to pages 30 – 33 for reconciliations of non-GAAP financial measures. (4) Market data as of 1/29/2016 (5) Market Data as of 9/15/2017 (6) EPS estimates in the 12/31/2015 CHFC column were consensus “Street” estimates just prior to announcement of the merger; estimates in the Pro Forma CHFC / TLMR column were the pro forma estimates provided by CHFC; estimates in the Today column are the current consensus “Street” estimates per Bloomberg (7) Difference between Peer Median and Top Quartile multiples and CHFC Today, divided by CHFC Today. This is forward-looking, provided for information purposes only and not a guarantee of performance.

CHFC is Largest MI‐Headquartered Banking Company CHFC Operating Markets Source: SNL Financial. Deposit data as of 6/30/2016. Note: CHFC’s two branches in Northern Indiana are excluded from the Southwest Michigan region. (1) Local is defined as banks headquartered in Michigan Northern Michigan Southeast Michigan Southwest Michigan  Central Michigan Northern Ohio Deposit Market Share Rank Number of  Branches Deposits in Market ($000) Market Share (%) Central Michigan 1 62 2,945,718 19.8% Northern Michigan 1 58 2,104,274 17.5% Southwest Michigan 3 78 3,247,458 8.9% Southeast Michigan  9 30 2,983,852 2.3% Northern Ohio 13 26 1,223,393 1.2% The Premier Midwest Community Bank 12 Rank "Local"   Rank (1) Institution (ST) Branches Deposits  ($mm) Market  Share      (%) 1 JPMorgan Chase & Co. (NY) 241 42,007 21.0% 2 Comerica Inc. (TX) 204 26,964 13.5% 3 PNC Financial  Services  Group (PA) 192 17,326 8.7% 4 Bank of America Corp. (NC) 120 16,564 8.3% 5 Fifth Third Bancorp (OH) 211 16,073 8.0% 6 Huntington Bancshares  Inc. (OH) 332 15,212 7.6% 7 1 Chemical Financial Corp. (MI) 228 11,281 5.6% 8 2 Flagstar Bancorp Inc. (MI) 99 8,773 4.4% 9 Citizens  Financial  Group Inc. (RI) 95 5,138 2.6% 10 TCF Financial  Corp. (MN) 52 2,908 1.5% 11 Wells  Fargo & Co. (CA) 18 2,812 1.4% 12 3 Mercantile Bank Corp. (MI) 48 2,282 1.1% 13 4 Independent Bank Corp. (MI) 64 2,152 1.1% 14 5 Macatawa Bank Corp. (MI) 30 1,360 0.7% 15 KeyCorp (OH) 23 1,334 0.7% Totals (1‐123) 2,632 200,386 100.0%

Overlapping Michigan Markets New Michigan & Ohio MarketsOther Markets  Southwest MI Central  MI Southeast MI Northern OHNorthern MI (1) Source: USDOC’s Bureau of Economic Analysis. Considered the largest  Metropolitan Statistical Area for each region. The Northern Michigan region does not have a Metropolitan Statistical Area as defined by  the Bureau of Economic Analysis (2) State Deposits are in billions per SNL Financial and as of 6/30/16 (3) Source: SNL Geographic Intelligence CHFC: Deposits / Rank $3.2 #3 CHFC: Deposits / Rank $2.9 #1 CHFC: Deposits / Rank $2.1 #1 CHFC: Deposits / Rank $3.0 #9 CHFC: Deposits / Rank $1.2 #13 All Major MI Markets & OH Growth Opportunity 96% of businesses / 96% of population is within MI footprint(3) Southeast Michigan represents more than 50% of Michigan GDP – a huge opportunity with recent market disruption CHFC Footprint By State & Regional Market MI OH Southwest MI Central MI Northern MI Southeast MI Northern OH Michigan  Penetration TotalDeposits ($B) $11.3 $1.2 $3.2 $2.9 $2.1 $3.0 $1.2 Market Share Rank 7 23 3 1 1 9 13 Deposit Market Share (%) 5.6% 0.4% 8.9% 19.8% 17.5% 2.3% 1.2% Market Information (as a % of): % of State ($B) GDP  (1) 12% 2% ‐ 53% 22% % of State Deposits  (2) 18% 7% 6% 66% 33% 97% % of State Businesses (3) 25% 13% 11% 47% 39% 96% % of State Population (3) 25% 13% 9% 49% 37% 96% 13

 Increase in in-house lending limit and new Middle Market Loan Committee creates new opportunities to further penetrate the middle-market space  5 active lenders specifically focuses on Companies with sales of $50 - $500 million  Recruiting efforts: Seeking Banker’s in SE Michigan and Cleveland Markets.  Opportunity (Companies $50 - $500 million in sales revenue):  West Michigan – 150 companies; present penetration <15  Southeast Michigan – 400 companies; present penetration <10  Ohio – 250 companies; present penetration <10  Portfolio Projections: $375 million at year-end 2017 up from $290 million at 6/30/17 Realizing our ever greater potential 14 August 2017 Southeast Michigan Ohio West Michigan Other Total Current Loans  (#) 7 9 7 9 32 Current Loans  ($)  $45 million $105 million $52 million $103 million $305 million New originations next 30 days $15 million $11 million $5 million $10 million $41 million

 Hired 33 mortgage loan officers (net 17), 4 producing sales managers (net zero) and 1 non-producing sales manager  Anticipate hiring 20 – 25 additional MLO’s in 2017 and 2018  Opportunity & Focus: Grand Rapids, Southeast Michigan and Cleveland  Michigan Market Penetration:  4Q2016 (average): 2.05%  1Q2017 (average): 2.47%  2Q2017 (average): 4.30% (now ranked #3 in Michigan)  Origination Volume:  4Q2016: $490.5 million – 60% purchase / 40% refinance; 54% sale / 46% portfolio  1Q 2017: $313.3 million – 65% purchase / 35% refinance; 46% sale / 54% portfolio  2Q 2017: $463.2 million – 76% purchase / 24% refinance; 45% sale / 55% portfolio  YTD 2017: $1.11 billion – 73% purchase / 27% refinance; 46% sale / 54% portfolio  Key strategic focus in 2018 is to increase proportion of loans originated for sale in order to enhance the run rate of mortgage banking fee income  Adjust the ARM index from CMT to LIBOR in order to sell ARM loans into the secondary market  Increase margin on portfolio products  Additional MLO training on conforming products Realizing our ever greater potential 15 Opportunity, Enhancement, Growth (October 2016 through August 2017)

 Emphasize our strategy of being the Premier Midwest Community Bank  Focus on what will build shareholder value • Organic revenue growth and cost discipline • Concentrate on achieving cost savings • Expand our market presence and product lines where additional value can be created • Rationalization of branch locations Closing Comments 16

Supplemental Information David T. Provost Chief Executive Officer Thomas C. Shafer Vice Chairman, Chief Executive Office of Chemical Bank Dennis Klaeser Chief Financial Officer

Q2 2017 Highlights  Diluted earnings per share of $0.73, compared to $0.67 in both the 1st qtr. 2017 and the 2nd qtr. 2016  Diluted earnings per share, excluding significant items(1) of $0.75; up 6% from 1st qtr. 2017, and up 4% from 2nd qtr. 2016(2)  Return on average assets and return on average shareholders' equity of 1.14% and 8.0%, respectively, in 2nd qtr. 2017 (1.17% and 8.2%, respectively, excluding significant items(1)(2))  Loan Growth ▪ $394 million in 2nd qtr. 2017 (quarterly organic loan growth 3.3% commercial, 4.8% commercial real estate and 3.3% consumer loans)  Asset quality ratios ▪ Nonperforming loans/total loans of 0.37% at June 30, 2017; up slightly from 0.36% at March 31, 2017, and down from 0.58% at June 30, 2016 ▪ Net loan charge-offs/average loans of 0.04% (1)Significant items include transaction expenses and the change in fair value in loan servicing rights. (2)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. 18

2017 2017 2016 (in thousands except per share data) 2nd Qtr. 1st Qtr. 2nd Qtr. Net interest income $ 137,948 $ 130,097 $ 77,495 Provision for loan losses 6,229 4,050 3,000 Noninterest income 41,568 38,010 20,897 Operating expenses 98,237 104,196 59,085 Operating expenses, excl. transaction expenses(1) 97,772 100,029 56,031 Transaction expenses 465 4,167 3,054 Net income 52,014 47,604 25,775 Net Income, excl. significant items(1) 53,488 50,650 27,760 Diluted EPS 0.73 0.67 0.67 Diluted EPS, excl. significant items(1) 0.75 0.71 0.72 Return on Avg. Assets 1.14% 1.09% 1.10% Return on Avg. Shareholders’ Equity 8.0% 7.4% 10.0% Efficiency Ratio 54.7% 62.0% 60.1% Efficiency Ratio - Adjusted(1) 52.2% 57.4% 54.6% Equity/Total Assets 14.1% 14.7% 11.0% Tangible Equity/Tangible Assets(1) 8.4% 8.8% 8.2% Book Value/Share $ 37.11 $ 36.56 $ 27.45 Tangible Book Value/Share(1) $ 20.89 $ 20.32 $ 19.68 Prior Quarter Comparison ▪ Higher net interest income due to one additional day in Q2 compared to Q1, organic loan growth, higher loan interest accretion and higher average balance of investment securities−partially offset by higher average short-term borrowings ▪ Higher noninterest income due to higher wealth management revenue ▪ Operating expenses reflect decreases in salaries, wages and employee benefits and transaction expenses ▪ Increase in provision for loan losses Prior-Year Quarter Comparison ▪ Impact of merger ▪ Significant increase in net interest income, attributable to Talmer merger and $1.1 billion, or 14.9%, organic growth in total loans during the twelve months ended June 30, 2017 (1)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. Income Statement Highlights 19 Financial Highlights

2015 Total: $86.8(1); $92.3(2)(3) 2016 Total: $108.0(1); $140.4(2)(3) 2017 (1)Net Income (2)Net Income, excluding significant items. (3)Denotes a non-GAAP financial measure. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. $53.5(2)(3) Net Income Trending Upward ($ Millions, except EPS data) Net Income $0.57(3) Net Income Trending Upward ($ Millions, except EPS data) 2015 2016 2017 $50.7(2)(3) 20 $27.8(2)(3) Significant items (after-tax) Net Income __ Diluted EPS, excluding significant items (non-GAAP) (3) $0.75(3)

Loan Portfolio Composition ($ Millions) Talmer Merger Aug. 31, 2016 $1,138 $4,882 $6,020 Total Loan Growth, Excluding Talmer Merger, Twelve Months Ended June 30, 2017 21 June 30, 2016 $7,647 Total Loan Growth Twelve Months Ended June 30, 2017 June 30, 2017 $13,667 Growth - Twelve Months Ended June 30, 2017  Commercial  CRE/C&D  Residential  Consumer  Commercial  CRE/C&D  Residential  Consumer

2015 - $476 2016 - $837 2017 - $677 $15 $224 $181 $280 $56 $677 $837 $96 $186 Quarterly Loan Growth Trends Loan Growth* ($ Millions) $275 *Excludes the impact of the $4.88 billion of loans acquired in the Talmer merger. $283 22  Commercial  CRE/C&D  Residential  Consumer Quarterly Loan Growth Trends Loan Growth - 2016 Total* Loan Growth - 2017 Q1 & Q2 $394

Q2 2017 Q1 2017 2016 Total* Originated Loan Portfolio Commercial $ 195 $ 88 $ 380 CRE/C&D 313 239 594 Residential 89 119 258 Consumer 103 56 418 Total Originated Loan Portfolio Growth $ 700 $ 502 $ 1,650 Acquired Loan Portfolio Commercial $ (88) $ (52) $ (292) CRE/C&D (94) (64) (317) Residential (97) (72) (133) Consumer (27) (31) (71) Total Acquired Loan Portfolio Run-off $ (306) $ (219) $ (813) Total Loan Portfolio Commercial $ 107 $ 36 $ 88 CRE/C&D 219 175 277 Residential (8) 47 125 Consumer 76 25 347 Total Loan Portfolio Growth $ 394 $ 283 $ 837 Loan Growth (Run-off) ($ Millions) Loan Growth* – Originated v. Acquired *Excludes the impact of the $4.88 billion of loans acquired in the Talmer merger. 23 Loan Growth (Run-off) ($ Millions)

(1)Comprised of $898 million of growth in customer deposits offset by a $453 million decrease in brokered deposits. (2)Cost of deposits based on period averages. Total Deposits – June 30, 2016 $7.46 Total Deposits – June 30, 2017 $13.20 Organic $0.4, 6.0%(1) Talmer Merger $5.3 Total Deposits ($ Billions) Deposit Composition (2) 2016 2017 24 Total Deposits ($ Billions) Average Deposits ($ Millions) & Cost of Deposits(2) (%)  Noninterest-bearing Demand Deposits  Interest-bearing Demand Deposits  Savings Deposits  Time Deposits  Brokered Deposits $(0.5) $(0.1)

Average Cost of Funds Q2 2017 – 0.44% Average Cost of Funds Q1 2017 – 0.35% $14.9 billion $16.0 billion Average cost of wholesale borrowings – 1.07% Average cost of wholesale borrowings – 1.06% Funding Breakdown ($ Billions) 25 March 31, 2017 June 30, 2017  Deposits:  Time Deposits  Customer Repurchase Agreements Wholesale borrowings (at June 30, 2017: brokered deposits - $0.1 billion, short and long term borrowings - $2.5 billion) Interest and noninterest- bearing, demand, savings, money market

ALL NPLs 2015 2016 2017 Originated Loans ($ billions) $3.3 $3.8 $4.3 $5.0 $5.8 $7.5 $8.7 Acquired Loans ($ billions) 0.5 0.4 0.3 0.7 1.5 5.5 5.0 Total Loans ($ billions) $3.8 $4.2 $4.6 $5.7 $7.3 $13.0 $13.7 ALL $88 $84 $79 $76 $73 $78 $84 ALL/ Originated Loans 2.60% 2.22% 1.81% 1.51% 1.26% 1.05% 0.97% NPLs/ Total Loans 2.05% 1.71% 1.33% 0.89% 0.86% 0.34% 0.37% Credit Mark as a % of Unpaid Principal on Acquired Loans 6.6% 6.0% 7.8% 5.4% 4.4% 3.1% 2.6% Provision for Loan Losses vs. Net Loan Losses Credit Quality ($ Millions, unless otherwise noted) Provision for Loan Losses vs. Net Loan Losses Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL)

Net Interest Margin(1) and Loan Yields Net Interest Margin(1) Purchase Accounting Accretion on Loans Loan Yields Net Interest Income (Quarterly Trend) Net Interest Income, Net Interest Margin and Loan Yields (1)Computed on a fully taxable equivalent basis (non-GAAP) using a federal income tax rate of 35%. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. 27 Quarterly Tre 2016 2017 2016 2017

$19.4 $41.6* Quarterly Non-Interest Income * Significant items: $1.8 million detriment due to change in fair value in loan servicing rights in Q2 2017 and a detriment of$0.5 million change in fair value in loan servicing rights in Q1 2017. Q4 2016 included a $6.3 million benefit due to change in fair value of loan servicing rights and a 7.4 million gain on sales of branch offices. $38.0* $20.9 $27.8 28 Quarterly 2016 2017 $54.3*

$56.0(1) $59.1 $56.3(1) $58.9 $68.6(1) $106.1 Quarterly Operating Expenses $104.2 $96.3(1) 29 Quarterly 2016 2017 $114.3 $100.0(1) $97.7(1) $98.2 (1) Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures.

Peer Average 12/31/2016(1) CHFC 12/31/2016 CHFC 3/31/2017 CHFC 6/30/2017 Tangible Book Value / Share(2) NA $20.20 $20.32 $20.89 Tangible Common Equity / Tangible Assets(2) 8.1% 8.8% 8.8% 8.4% Tier 1 Capital 10.8% 10.7% 10.6% 10.4% Total Risk-Based Capital 12.6% 11.5% 11.4% 11.1% Capital (1)Source SNL Financial – ASB, WTFC, CBSH, TCB, UMBF, PVTB, MBFI, ONB, FMBI and FFBC (ordered by asset size). (2)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. 30 Tangible Book Value and Capital Ratios Tangible Book Value per Share(2) (TBV) Roll Forward

0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 $ P e r S h a r e Performance & Expectations Analyst Consensus  Consistent growth and performance for shareholders through economic cycles  Merger creates the opportunity to strengthen the foundation for delivering sustainable, strong EPS growth into the future Consensus EPS Consensus Dividend SNL Core EPS Common Dividend 31 Consistent EPS Growth Performance Source: SNL Financial; analyst consensus estimates as of 8/1/2017

Full Year Q2 2017 Q1 2017 Q2 2016 2016 2015 Shareholders’ equity $ 2,639,442 $ 2,600,051 $ 1,050,299 Goodwill, CDI and non-compete agreements, net of tax (1,153,595) (1,154,915) (297,044) Tangible shareholders’ equity $ 1,485,847 $ 1,445,136 $ 753,255 Common shares outstanding 71,131 71,118 38,267 Tangible book value per share $ 20.89 $ 20.32 $ 19.68 Total assets $ 18,781,405 $ 17,636,973 $ 9,514,172 Goodwill, CDI and non-compete agreements, net of tax (1,153,595) (1,154,915) (297,044) Tangible assets $ 17,627,810 $ 16,482,058 $ 9,217,128 Tangible shareholders’ equity to tangible assets 8.4% 8.8% 8.2% Net income $ 52,014 $ 47,604 $ 25,775 $ 108,032 $ 86,830 Significant items, net of tax 1,474 3,046 1,985 32,373 5,484 Net income, excl. significant items $ 53,488 $ 50,650 $ 27,760 $ 140,405 $ 92,314 Diluted earnings per share $ 0.73 $ 0.67 $ 0.67 Effect of significant items, net of tax 0.02 0.04 0.05 Diluted earnings per share, excl. significant items $ 0.75 $ 0.71 $ 0.72 Average assets $ 18,264,699 $ 17,474,019 $ 9,332,398 Return on average assets 1.14% 1.09% 1.10% Effect of significant items, net of tax 0.03% 0.07% 0.09% Return on average assets, excl. significant items 1.17% 1.16% 1.19% Average shareholders’ equity $ 2,606,517 $ 2,584,501 $ 1,033,014 Return on average shareholders’ equity 8.0% 7.4% 10.0% Effect of significant items, net of tax 0.2% 0.4% 0.7% Return on average shareholders’ equity, excl. significant items 8.2% 7.8% 10.7% (Dollars in thousands, except per share data) Appendix: Non-GAAP Reconciliation 32 lars in thousands, exce t per share data)

Q2 2017 Q1 2017 Q2 2016 Efficiency Ratio: Total revenue – GAAP $ 179,516 $ 168,107 $ 98,392 Net interest income FTE adjustment 3,169 3,068 2,138 Significant items 1,725 429 (123) Total revenue – Non-GAAP $ 184,410 $ 171,604 $ 100,407 Operating expenses – GAAP $ 98,237 $ 104,196 $ 59,085 Transaction expenses (465) (4,167) (3,054) Operating expenses, excluding transaction expenses 97,772 100,029 56,031 Amortization of intangibles (1,525) (1,513) (1,195) Operating expenses – Non-GAAP $ 96,247 $ 98,516 $ 54,836 Efficiency ratio – GAAP 54.7% 62.0% 60.1% Efficiency ratio – adjusted 52.2% 57.4% 54.6% Net Interest Margin: Net interest income – GAAP $ 137,948 $ 130,097 $ 77,495 Adjustments for tax equivalent interest: Loans 814 808 717 Investment securities 2,355 2,260 1,421 Total taxable equivalent adjustments 3,169 3,068 2,138 Net interest income (on a tax equivalent basis) $ 141,117 $ 133,165 $ 79,633 Average interest-earning assets $ 16,228,996 $ 15,395,465 $ 8,636,627 Net interest margin – GAAP 3.41% 3.41% 3.60% Net interest margin (on a tax-equivalent basis) 3.48% 3.49% 3.70% (Dollars in thousands, except per share data) Appendix: Non-GAAP Reconciliation 33 lars in thousands, exce t per share data)

2016 2015 2014 2013 2012 Net income $108,032 $86,830 $62,121 $56,808 $51,008 Significant items, net of tax 32,373 5,484 4,555 0 0 Net income, excluding significant items $140,405 $92,314 $66,676 $56,808 $51,008 Diluted earnings per share $2.17 $2.39 $1.97 $2.00 $1.85 Effect of significant items, net of tax 0.64 0.15 0.14 0.00 0.00 Diluted earnings per share, excluding significant items $2.81 $2.54 $2.11 $2.00 $1.85 Average assets $12,037,155 $8,481,228 $6,473,144 $5,964,592 $5,442,079 Return on average assets 0.90% 1.02% 0.96% 0.95% 0.94% Effect of significant items, net of tax 0.27% 0.07% 0.07% 0.00% 0.00% Return on average assets, excluding significant items 1.17% 1.09% 1.03% 0.95% 0.94% Efficiency Ratio: Total revenue – GAAP $ 503,431 $ 354,224 $ 275,646 $ 257,056 $242,229 Net interest income FTE adjustment 9,642 7,452 5,975 5,355 5,037 Significant items (13,172) (779) 0 0 0 Total revenue – Non-GAAP $499,901 $360,897 $281,621 $ 262,411 $247,266 Operating expenses – GAAP $338,418 $223,894 $179,925 $ 164,948 $151,921 Transaction expenses (61,134) (7,804) (6,388) 0 0 Amortization of intangibles (5,524) (4,389) (2,029) (1,909) (1,569) Operating expenses – Non-GAAP $271,760 $211,701 $171,508 $163,039 $150,352 Efficiency ratio – GAAP 67.2% 63.2% 65.3% 64.2% 62.7% Efficiency ratio – adjusted 54.4% 58.7% 60.9% 62.1% 60.8% 34 Non-GAAP Reconciliation (Dollars in thousands, except per share data)

35 2016 2015 2014 2013 2012 Average Tangible Common Equity Average common equity $ 1,546,721 $ 919,328 $ 754,211 $ 626,555 $ 587,451 Average goodwill, CDI and noncompete agreements, net of tax (514,634) (245,894) (157,634) (127,363) (130,173) Average tangible common equity $ 1,032,087 $ 673,434 $ 596,577 $ 499,192 $ 457,278 Return on Average Tangible Shareholders’ Equity Net income $140,405 $92,314 $66,676 $56,808 $51,008 Average tangible shareholders’ equity $1,032,087 $673,434 $596,577 $499,192 $457,278 Return on average tangible shareholders’ equity 13.6% 13.7% 11.2% 11.4% 11.2% Non-GAAP Reconciliation (Dollars in thousands)